Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of AMSI Technologies Inc. (the "Company") on Form 8-K (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Reginald Hall, CEO and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Reginald Hall

CEO and President
Dated: January 31, 2005

A signed original of this written statement required by Section 906 has been provided to AIMSI Technologies Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.